Exhibit 10.1

Confidential

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

AMENDMENT NO. 3
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT
Dated 6th September 2017
Between

LONZA SALES AG

and

DENALI THERAPEUTICS INC.

Appendix A2 - Project Plan

Contents
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Confidential
*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

B20869/HC/FA/21May18

Confidential

THIS AMENDMENT is made the     2     day of     July     2018
BETWEEN
LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (herein after referred to as “Lonza”) and
DENALI THERAPEUTICS INC., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A (hereinafter referred to as “Customer”)
WHEREAS

A.
Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the “Agreement”), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and

B.	The Parties now wish to amend and supplement the terms of the Agreement
NOW THEREFORE it is agreed hereby by the parties to amend the Agreement and perform additional services as follows:

B20869/HC/FA/21May18

Confidential

[***]

Confidential
*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

B20869/HC/FA/21May18

Confidential

Save as herein provided all other terms and conditions of the Agreement shall remain in full time and effect.
AS WITNESS WHEREOF the parties have caused this Amendment No. 3 to be execrated by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Cordula Altekruger
LONZA SALES AG	Senior Legal Counsel	Title

Signed for and on behalf of	/s/ Albert Pereda
LONZA SALES AG	Senior Legal Counsel	Title

Signed for and on behalf of	/s/ Carole Ho
DENALI THERAPEUTICS INC.	Chief Medical Officer	Title

B20869/HC/FA/21May18